American Century Growth Funds, Inc. Statement of Additional Information Supplement
Supplement dated February 23, 2016 ■ Statement of Additional Information dated December 1, 2015

The following is added to the Accounts Managed table on page 31 of the SAI.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments ‑ subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Donald K. Owen[1]	Number of Accounts	2	0	0
	Assets	$156.7 million[2]	$0	$0
1 Information is provided as of February 17, 2016.

[2]	Includes $68.9 million in Legacy Multi Cap.

The following is added to the Ownership of Securities table on pages 33 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Legacy Multi Cap
Donald K. Owen[1]	A
Ranges: A - none; B - $1-$10,000; C - $10,001-$50,000; D - $50,001-$100,000; E - $100,001-$500,000; F - $500,001-$1,000,000; G - More than $1,000,000.
1 Information is provided as of February 17, 2016.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
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